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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT: SEPTEMBER 29, 2006
                        (Date of earliest event reported)


                                ATS MEDICAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                         Commission File Number: 0-18602

                         -------------------------------

         MINNESOTA                                             41-1595629
(State or Other Jurisdiction                                  (IRS Employer
      of Incorporation)                                      Identification No.)


                             3905 ANNAPOLIS LANE N.
                          MINNEAPOLIS, MINNESOTA 55447
          (Address of Principal Executive Offices, Including Zip Code)

                                 (763) 553-7736
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On September 29, 2006, ATS Medical, Inc., a Minnesota corporation ("ATS Medical"), completed its acquisition of 3F Therapeutics, Inc., a Delaware corporation ("3F Therapeutics"). Pursuant to an Agreement and Plan of Merger, dated as of January 23, 2006, as amended by Amendment No. 1, dated as of June 13, 2006, and by Amendment No. 2, dated as of August 10, 2006 (as amended, the "Merger Agreement"), by and among ATS Medical, Seabiscuit Acquisition Corp., a wholly owned subsidiary of ATS Medical ("Merger Sub"), 3F Therapeutics and Boyd
D. Cox, as stockholder representative (the "Stockholder Representative"), Merger Sub was merged with and into 3F Therapeutics (the "Merger"), as a result of which 3F Therapeutics became a wholly owned subsidiary of ATS Medical.

         Under the terms of the Merger Agreement, 3F Therapeutics stockholders, both common stockholders and preferred stockholders (whose preferred stock was converted into common stock immediately prior to the effective time of the Merger), received 7,575,000 shares of ATS Medical common stock in exchange for their shares of 3F Therapeutics common stock owned immediately prior to the Merger. ATS Medical also issued 1,400,000 shares of ATS Medical common stock to Wells Fargo Bank, N.A., as escrow agent, to secure the indemnification obligations undertaken by 3F Therapeutics stockholders pursuant to the Merger Agreement. An additional 25,000 shares of ATS Medical common stock were issued and placed into an escrow account established by the Stockholder Representative to cover the expenses of the Stockholder Representative in connection with the Merger. All 3F Therapeutics outstanding stock options and warrants were exercised, terminated or canceled prior to the Merger as contemplated by the Merger Agreement.

         As described in the Merger Agreement, 3F Therapeutics stockholders also have the right to earn up to an additional 10,000,000 shares of ATS Medical common stock if 3F Therapeutics achieves certain product development milestones or if certain extraordinary transaction milestone triggering events occur prior to December 31, 2013.

         The proxy statement/prospectus, dated August 11, 2006, which forms a part of ATS Medical's Registration Statement on Form S-4 (Registration No. 333-133341) filed with the Securities and Exchange Commission on April 18, 2006, as amended on July 20, 2006 and August 10, 2006, provides certain additional information about the Merger, ATS Medical, Merger Sub and 3F Therapeutics.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Businesses Acquired. ATS Medical intends to file by amendment to this Form 8-K the required historical financial information no later than December 15, 2006.

         (b) Pro Forma Financial Information. ATS Medical intends to file by amendment to this Form 8-K the required pro forma financial information no later than December 15, 2006.

         (d) Exhibits.

                  2.1 Agreement and Plan of Merger, dated as of January 23, 2006, by and among ATS Medical, Inc., Seabiscuit Acquisition Corp., 3F Therapeutics, Inc. and Boyd D. Cox, as stockholder representative (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of ATS Medical filed on January 26, 2006).

                  2.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of June 13, 2006, by and among ATS Medical, Inc., Seabiscuit Acquisition Corp., 3F Therapeutics, Inc. and Boyd D. Cox, as stockholder representative (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of ATS Medical filed on June 19, 2006).



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                  2.3      Amendment No. 2 to Agreement and Plan of Merger,
                           dated as of August 10, 2006, by and among ATS Medical, Inc., Seabiscuit Acquisition Corp., 3F Therapeutics, Inc. and Boyd D. Cox, as stockholder representative (incorporated by reference to Exhibit
                           2.3 to Amendment No. 2 to ATS Medical, Inc.'s Registration Statement on Form S-4 filed on August 10, 2006).

                  99.1     Press Release of ATS Medical, Inc., dated October 2,
                           2006.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  October 5, 2006                           ATS MEDICAL, INC.



                                                 By:  /s/ Michael D. Dale
                                                      --------------------------
                                                      Michael D. Dale
                                                      Chief Executive Officer



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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   -----------

2.1           Agreement and Plan of Merger, dated as of January 23, 2006, by and among ATS Medical, Inc., Seabiscuit Acquisition
              Corp., 3F Therapeutics, Inc. and Boyd D. Cox, as stockholder representative (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of ATS Medical filed on January 26, 2006).

2.2           Amendment No. 1 to Agreement and Plan of Merger, dated as of June 13, 2006, by and among ATS Medical, Inc., Seabiscuit
              Acquisition Corp., 3F Therapeutics, Inc. and Boyd D. Cox, as stockholder representative (incorporated by reference to
              Exhibit 2.1 to the Current Report on Form 8-K of ATS Medical filed on June 19, 2006).

2.3           Amendment No. 2 to Agreement and Plan of Merger, dated as of August 10, 2006, by and among ATS Medical, Inc.,
              Seabiscuit Acquisition Corp., 3F Therapeutics, Inc. and Boyd D. Cox, as stockholder representative (incorporated by reference to Exhibit 2.3 to Amendment No. 2 to ATS Medical, Inc.'s Registration Statement on Form S-4 filed on
              August 10, 2006).

99.1          Press Release of ATS Medical, Inc., dated October 2, 2006.



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